Exhibit 99.1

February 25, 2013 Investor Briefing New York, NY

ManpowerGroup Investor Briefing | February 25, 2013 * This presentation includes forward-looking statements which are subject to known and unknown risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K dated December 31, 2012. Forward-looking statements can be identified by forward-looking words such as “expect,” “anticipate,” “intend,” “plan,” “may,” “will,” “believe,” “seek,” “estimate,” and similar expressions. In this presentation, references to our road map or journey to 4% are also intended to be forward-looking statements. Please note that ManpowerGroup’s Annual Reports are available online at www.manpowergroup.com/investors. The 2012 Annual Report will be posted by March 12. Forward-Looking Statement

February 19, 2013 Well-Positioned for Strong Shareholder Returns Positive Secular Trends Strong Assets, Connected Brands and World-Leading Offerings Leading Position in Emerging Markets Commitment to Recalibration of Cost Base Leadership Strength

ManpowerGroup Management Team

Journey to 4%



Jeff Joerres
Chairman and CEO



Jonas Prising
ManpowerGroup President
The Americas and Southern Europe



Darryl Green
ManpowerGroup President
APME and Northern Europe



Mike Van Handel
Executive Vice President &
Chief Financial Officer



Richard Buchband
Chief Legal Officer



Kate Donovan
Global RPO President



Kip Wright
Senior Vice President
ManpowerGroup Solutions

ManpowerGroupInvestor Briefing | February 25, 2013

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ManpowerGroup Investor Briefing | February 25, 2013 * Role of Thought Leadership… ManpowerGroup MAN Knows the “Human Age” -Sell-Side Analyst Forces Driving Certain Uncertainty Mean Every Company is Faced with the Same Dilemma: How to remain competitive and execute my business strategy in the face of talent shortage, value / margin compression and economic uncertainty Key: Finding and managing the right mix of talent in their own ecosystem – ManpowerGroup’s value and expertise 01 Jan – 31 Dec 2012 Total mentions: 8,222 01 Jan – 31 Dec 2012 Total mentions: 42,263

ManpowerGroup Investor Briefing | February 25, 2013 * Role of Positive Secular Trends… Forces Driving Client Priorities

ManpowerGroup Investor Briefing | February 25, 2013 * Client Perspective of Our Services Role of Positive Secular Trends…

ManpowerGroup Investor Briefing | February 25, 2013 * Focused on Three Strategic Priorities

ManpowerGroup Investor Briefing | February 25, 2013 * Road Map to 4%

ManpowerGroup Investor Briefing | February 25, 2013 * Revenue 2009 Deep global recession; loss of gross margin and operational deleveraging 2010/11 Positive recovery and market share gains; operational leveraging resulting in solid incremental margins and EBITA expansion of 100 bps and 70 bps 2012/13 Position business lines and operating model to deliver 4% EBITA goal in slower growth environment EBITA Excludes non-recurring items as detailed in our earnings release and further explained on our website. As reported, EBITA was $448M in 2012, $563M in 2011, ($83M) in 2010, $64M in 2009, $516M in 2008 and $825M in 2007; and EBITA% was 2.2%, 2.6%, -0.4%, 0.4%, 2.4% and 4.0%, respectively. Historical Trends (1)

ManpowerGroup Investor Briefing | February 25, 2013 * Road Map to 4% EBITA…and Beyond

ManpowerGroup Investor Briefing | February 25, 2013 * Secular Trends Remain Positive Revenue Growth

ManpowerGroup Investor Briefing | February 25, 2013 * Clients demanding flexibility in cost structure given more volatile global economic cycles. Clients looking to the “experts” for workforce management solutions. Massive opportunity in emerging markets in Asia, Eastern Europe and Latin America. Near term growth unpredictable: recalibrate cost base and refine delivery model to achieve greater leverage at lower revenue Strong Market Growth Fundamentals…

ManpowerGroup Investor Briefing | February 25, 2013 * Clients’ Need for Greater Flexibility and Agility

ManpowerGroup Investor Briefing | February 25, 2013 * Temporary Penetration Rates Are Recovering Globally… Source: CIETT (1) 2012 Penetration rate is 1.9% (1) …with further opportunity to expand beyond previous peak levels.

ManpowerGroup Investor Briefing | February 25, 2013 * Revenue Leading market position with 433 offices across 27 emerging markets – all profitable. Significant growth opportunities from increasing penetration, economic development and inflation. Emerging Markets Emerging Markets Revenue Represents 43% of billable hours, but only 13% of revenues. Emerging Markets OUP OUP margin above company average. Investments Delivering Strong Returns…

ManpowerGroup Investor Briefing | February 25, 2013 * First office in Shanghai Professional recruitment service offering via acquired company (est. in 1994) in 5 cities Leader in local market in 19 cities/220 recruiters First licensed company (MNC) to offer staffing services Acquired Xi’an FESCO and became first MNC to offer staffing service in Central and Western China Acquired Reach HR and became largest MNC player to offer staffing service Partnership with central government, JV with MIIT Overview Company-owned offices in 29 cities, with 100+ cities covered through alliances 157,000 associates, 3,400 clients and 500,000 qualified professional candidates 1,200 employees, with 300 professional recruiters 2012 revenue growth of 30% 2004 to 2012 revenue growth of 69% CAGR Named Best Recruitment Firm of the Year for 2012 by CCH Group. Investments in China Paying Off 2000 2003 2007 2010 2011 Ranked #1 in professional market; leader among multinational providers 157,000 associates on assignment 2012

Recognized Market Leader in China

Journey to 4%

Who we are …

ManpowerGroup China
The leading innovative workforce solution provider in China

What we deliver …

We focus on domestic needs and provide high-impact professional solutions with practical scalable and geographic workforce solutions

How we do it …

Experis	Manpower Staffing	Reach HR	iTecPower	Xi'an FESCO	Right Management
Leading in professional searching Operation in 22 cities with 300 recruiters	Leading in contingency staffing Focus on white collar, office skill and graduates in major cities	Leading in blue-collar workforce solution Focus on south China and manufacturing	Partner with central government Focus on state-owned clients and IT talent service	Focus on central & west staffing market	Leadership development & strategic workforce consulting Exclusive rights to Franklin Covey license

What's the benefit …

Building workforce capabilities and talent sustainability to help clients win in China

ManpowerGroupInvestor Briefing | February 25, 2013

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ManpowerGroup Investor Briefing | February 25, 2013 * Positive Secular Trends Gross Margin

ManpowerGroup Investor Briefing | February 25, 2013 * Shift Toward Higher Value Solutions and Services Higher value solutions and services now comprise almost 40% of gross profit ManpowerGroup Solutions 4-year CAGR of 21%; 12% growth in 2012 Solutions investments have positioned us as the global leader with excellent near-term growth prospects *Growth rates are all constant currency, which is further explained on our website.

Recruitment Process Outsourcing

Journey to 4%

Growth Opportunities Continue Worldwide

ManpowerGroup RPO Value Proposition

- Geographic footprint unmatched in the industry
- Global/Local recruiting intelligence/delivery capability
- Breadth of solutions to meet client requirements

ManpowerGroup Momentum

- Named Global RPO Leader by industry analysts NelsonHall and Everest Research Group in 2011 and 2012
- Currently delivering RPO in over 40 countries; 160,000 hires made in 2012
- Closed 15 multi-country deals since 2011
- RPO revenue grew more than 150% in past two years (excludes Australian Defence Force)

RPO Market by Geography

Source: Everest Global, Inc.



Central & South America
4%
Asia Pacific
10%
EMEA
23%
North America
63%
$1.4B

ManpowerGroup Investor Briefing | February 25, 2013

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ManpowerGroup Investor Briefing | February 25, 2013 * ManpowerGroup: Global Leader in RPO  Star Performer  Leader  Major Contender  Emerging Player

ManpowerGroup Investor Briefing | February 25, 2013 * Managed Service Provider Market Opportunity NOTE: Estimates based on 2012 Staffing Industry Analysts VMS/MSP Landscape, International Labour Organization, and ManpowerGroup Internal Data The MSP industry represented $62.5 billion in managed spend in 2012, and is expected to increase at an annual rate of 15-20%. Much of that growth will accelerate in EMEA and APAC, requiring providers who can support a significant global footprint Breakdown of Global MSP Spend Under Management

ManpowerGroup Investor Briefing | February 25, 2013 * TAPFIN is the Global Leader in MSP NOTE: All managed spend data and rankings based on 2011 data, as reported in Staffing Industry Analyst 2012 VMS and MSP Supplier Competitive Landscape Report, published July 2012

ManpowerGroup Investor Briefing | February 25, 2013 * Clients Are Outsourcing More of Their Permanent Recruitment… Permanent Recruitment Gross Profit We have developed market leading global recruitment solutions to address evolving client needs. Positive Secular Trends

ManpowerGroup Investor Briefing | February 25, 2013 * Cost Recalibration / Productivity Improvements

ManpowerGroup Investor Briefing | February 25, 2013 * Recalibrating Costs Simplify in Four Areas

ManpowerGroup Investor Briefing | February 25, 2013 * Reorganization Savings Total annualized SG&A reduction of $125M (4%) by December 2013. All regions and corporate impacted. Targeted 2013 P/L savings of $80M. Reorganization charge of $50M - $60M in 2013. (Millions)

ManpowerGroup Investor Briefing | February 25, 2013 * Cost Reduction Examples

ManpowerGroup Investor Briefing | February 25, 2013 * Financial Update

ManpowerGroup Investor Briefing | February 25, 2013 * Regional Revenue Trends Tracking to first quarter guidance: Revenue: -6% to -8% constant currency OP Margin: 1.4% to 1.6% EPS (Before reorganization charges): 40¢ to 48¢ Q1 ADR -4.5% in constant currency, similar to Q4 12 Organic year-on-year percent change in constant currency

ManpowerGroup Investor Briefing | February 25, 2013 * Driving Shareholder Value Economic profit included in CEO/CFO annual incentive plans and cascaded down. Rigorous cash management with DSO reduction of 5 days since 2007. Primary future driver of ROIC is EBITA margin expansion. EBITA margin > 4% yields ROIC > 16% Return on Invested Capital Return on Invested Capital is defined as operating profit after tax divided by the average monthly total of net debt (total debt less cash) and equity for the year, and is further explained on our website. The calculation excludes non-recurring items as detailed in our earnings releases.

ManpowerGroup Investor Briefing | February 25, 2013 * Capital Allocation Strategy Maintain strong liquidity to support growth opportunities in recession and recovery Target financial leverage to maintain “investment grade” credit rating throughout the economic cycle Deliver consistent dividend growth (hold dividend during recession) Opportunistic share repurchases Acquisitions to accelerate our professional and solutions strategy

ManpowerGroup Investor Briefing | February 25, 2013 * Uses of Free Cash Strong, consistent dividend performance. Current yield of 1.7%. Volatile payout ratio due to earnings cyclicality. 8% of outstanding shares repurchased in 2011/12 at average price of $39.03. 8M (10%) shares authorized and available for future repurchase. *Annual dividend payout per share divided by pro forma earnings per share. Pro forma is further explained on our website. Dividends Share Repurchases

ManpowerGroup Investor Briefing | February 25, 2013 * Globally Recognized Leader America’s Most Shareholder-Friendly Company Ranked 1,603 on the 2012 Global 2000 Named to the Dow Jones Sustainability Index fifth consecutive year Listed on FTSE4 Good Index Series for fourth consecutive year Ranked 129 on the 2012 Fortune 500 Ranked #1 in global RPO revenue for second Consecutive year in 2012 One of the Greenest Companies in America; #1 in Professional Services category Recent Accolades